SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Senior Income Trust (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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Eaton Vance Senior Income Trust

Level I Proxy Contest Call Guide

(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in Eaton Vance Senior Income Trust. I wanted to confirm that you have received the proxy material for the Annual Meeting of Shareholders scheduled to take place on November 12, 2020.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. The Board of Trustees is recommending a vote “FOR” the Board’s nominees.

If “No” or negative response:

I would be happy to review the meeting agenda and record your vote by phone. The Board of Trustees is recommending a vote “FOR” the Board’s nominees.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts in which you own shares of Eaton Vance Senior Income Trust before the meeting takes place, would you like to vote those shares in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions) for voter confirmation number (CONTROL#) today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of your vote(s) within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Eaton Vance Senior Income Trust

Phone Script 2 – Live and Machines

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of Eaton Vance Senior Income Trust.

I hope this call finds you and your loved ones healthy and safe.

We understand that you or someone in your household owns shares of this Fund.

We need your help.

An opportunistic hedge fund has acquired a stake in the Fund and has proposed Trustee nominees that your Board believes are not in the best interests of the Fund or its shareholders.

Please vote your shares for the incumbent Board nominees now by pressing 1.

For more information on this matter, please press 2.

To refer us to someone else in your household, please press 3.

If you are receiving this message on your answering machine or voicemail, please call (800) 992-3086 between 9:00 a.m. and 10:00 p.m. Eastern Time. It will only take a few minutes of your time.

Thank you for your assistance.